Supplement dated October 1, 2000 to
                        Prospectus dated May 1, 2000 for
                           PROTECTIVE VARIABLE ANNUITY
             issued by Protective Life and Annuity Insurance Company
                            Telephone: 1-800-456-6330



The following Funds are now available as an investment option:

     Van Kampen Life Investment Trust: Aggressive Growth Portfolio Class II
      Goldman Sachs Variable Insurance Trust: Internet Tollkeeper Fund(sm)

ANNUAL FUND EXPENSES

The information about annual Fund expenses is amended by adding the following information:

                                                     Management              Other                    Total Annual
                                                     (Advisory)          Expenses After              Fund Expenses
                                                        Fees             Reimbursement           (After Reimbursements)
Van Kampen Life Investment Trust
    Aggressive Growth Portfolio Class II (6)            0.75                  0.51                        1.26
Goldman Sachs Variable Insurance Trust
    Internet Tollkeeper Fund (7)                        1.00                  0.25                        1.25

The footnotes relating to the Annual Fund Expenses table are amended to add the following information:

(6) Other Expenses have been estimated for the Portfolio's current fiscal year. The estimates include a distribution and/or service (12b-1) fee of 0.25 percent of the Portfolio's net assets. Because distribution and/or service (12b-1) fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(7) Expenses are estimated; the Internet Tollkeeper Fund commenced operations on April 28, 2000, and therefore has no historical fees and expenses to report. Goldman Sachs Asset Management (the "Investment Adviser"), a unit of the Investment Management Division of Goldman, Sachs & Co., has voluntarily agreed to reduce or limit certain "Other Expenses" of the Fund (excluding management fees, taxes, interest, brokerage fee, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed the percentage stated in the table above (as calculated per annum) of the Fund's average daily net assets. Such reductions or limits, if any, are calculated monthly on a cumulative basis. The Investment Adviser may discontinue or modify any limitations in the future at its discretion. Management Fees for this Fund have been contractually set at 1.00%.


Variable Annuity Account A of Protective Life

The information under the caption "Variable Annuity Account A of Protective Life" is amended to add the Van Kampen Aggressive Growth Sub-Account and the Goldman Sachs Internet Tollkeeper Sub-Account.

The Funds

The information under the caption "The Funds" is amended to add the following information: The Van Kampen Aggressive Growth Sub-Account invests in the Aggressive Growth Portfolio Class II, a portfolio of the Van Kampen Life Investment Trust. The Van Kampen Aggressive Growth Portfolio is managed by Van Kampen Asset Management, Inc., a wholly owned subsidiary of Van Kampen Investments, Inc. The Goldman Sachs Internet Tollkeeper Sub-Account invests in the Goldman Sachs Internet Tollkeeper Fund, a portfolio of the Goldman Sachs Variable Insurance Trust. The Goldman Sachs Variable Insurance Trust is managed by Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. Goldman Sachs Internet Tollkeeper Fund(sm) is a service mark of Goldman, Sachs & Co.

The  descriptions  of each Fund are  amended to add the  following  information:
There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information concerning the risks of investing in the Funds, investment objectives, policies, restrictions and expenses of the Funds.

Van Kampen Life Investment Trust

         Aggressive Growth Portfolio Class II. The Portfolio seeks capital growth. The Portfolio seeks to achieve its objective by investing at least 65% of the Portfolio's total assets in common stocks and other equity securities of companies that the Portfolio's investment adviser believes have an above-average potential for capital growth.

Goldman Sachs Variable Insurance Trust

         Internet Tollkeeper Fund. This Fund seeks long-term growth of capital. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets in equity securities of "Internet Tollkeeper" companies, which are companies in the media, telecommunications, technology and Internet sectors that provide access, infrastructure, content and services to Internet companies and Internet users.


Other Investors in the Funds

The information under the caption "Other Investors in the Funds" is amended to include the Aggressive Growth Portfolio Class II from the Van Kampen Life Investment Trust and the Internet Tollkeeper Fund from the Goldman Sachs Variable Insurance Trust.



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